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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-60471) of Bestway, Inc. of our report dated October 6, 2003 relating to the financial statements of Bestway, Inc., which appears in this Annual Report on Form 10-K.

/s/ PricewaterhouseCoopers LLP

Dallas, Texas
October 27, 2003